Exhibit 10.2
INFORMATION IN THIS EXHIBIT IDENTIFIED BY [***] IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

FINAL EXECUTION VERSION
DISTRIBUTION AGREEMENT

This Distribution Agreement (“Agreement”) is entered into as of the date of last signature below and made effective as of August 10, 2025 (the “Effective Date”), by and between SFM, LLC d/b/a Sprouts Farmers Market (“SFM”), a Delaware limited liability company, and KeHE Distributors, LLC (“KeHE”), a Delaware limited liability company. SFM and KeHE each will be referred to as a “Party” and together as the “Parties.” All capitalized terms herein will have the meanings set forth in Schedule 1 hereto. The exhibits and schedules hereto are an integral part of this Agreement and are deemed incorporated by reference herein.

RECITALS

WHEREAS, SFM is engaged in the sale of specialty grocery products in retail stores (the “SFM Stores”).

WHEREAS, KeHE provides the distribution of natural and organic, specialty, fresh, private label, bulk, vitamins, supplements, health and body care, and other products for sale at retail. KeHE also provides various customized support services to retailers and food manufacturers related to the distributions of these products.

WHEREAS, the Parties were parties to that certain Distribution Agreement dated July 18, 2018, as amended (the “2018 Agreement”) and that certain Deli, Cheese, and Bakery Distribution Agreement dated February 13, 2016 (the “Deli Agreement”).

WHEREAS, the 2018 Agreement expired on July 18, 2025, and the Parties have agreed to extend the 2018 Agreement through August 9, 2025. The Parties desire to enter into this Agreement to set forth the terms upon which KeHE will sell and distribute the Products to SFM Stores and provide the Services described in this Agreement.

THEREFORE, in consideration of the mutual covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto mutually agree as follows:

Section 1.– SUPPLY AND DISTRIBUTION

1.1.Term. This Agreement will have a term of ten (10) years, commencing on the Effective Date and continuing until July 31, 2035, unless terminated sooner as provided in Section 10 (the “Term”). This Agreement will govern all purchases of Products and Services by SFM from KeHE from and after the Effective Date.

1.2.Termination of Previous Agreements. For the avoidance of doubt, the 2018 Agreement, the Deli Agreement, and any other terms, written or oral, for the purchase of Products and Services by SFM from KeHE are terminated, and all products previously distributed under the terms of each of these prior agreements will be subject to the terms of this Agreement from the Effective Date through the end of the Term.

1.3.Pricing Effective Date. The new pricing under this Agreement provided below shall be considered effective as of the Effective Date; provided however, KeHE will not update pricing in its billing system until on or around [***], to allow SFM time to implement the new pricing structure in its internal systems. To account for the pricing increase during the interim period from the Effective Date through the date the pricing is updated in KeHE’s billing system, KeHE will invoice SFM for the difference in price related to each period until the new pricing is updated, which may be done through a debit memo.
1.4.Products and Primary Distributor.

a)Purchase of Products. SFM agrees to purchase from KeHE, and KeHE agrees to sell to SFM, the Products for all existing and new SFM Stores [***]. Notwithstanding the foregoing, [***]. The Parties agree to work together in good faith towards [***]. The Parties will mutually agree on a transition plan to [***].

b)Primary Distributor. During the Term of this Agreement, KeHE will be the Primary Distributor for the following products and categories: Bakery, Bulk, Dairy, Deli, Grocery, Frozen, Health and Body Care, Vitamins & Supplements which are purchased by SFM for SFM Stores (the “Primary Distributor Product Categories”) for all existing and new SFM Stores [***]. The Parties will work together in good faith to review this information, including, but not limited to, volume and frequency.

c)Exceptions to Primary Distributor Status due to Force Majeure. The Primary Distributor status may be temporarily suspended if [***]. During such times, the Parties will establish guidelines for limited purchases from other distributors and SFM shall undertake commercially reasonable efforts acting in good faith to resume and return such purchases to KeHE once KeHE is able to supply the Products [***].

d)Vendor Sales. In the event SFM orders Product from KeHE that KeHE is unable to supply or supplies in a limited quantity [***].

e)Projected Purchases. The table below assumes the annual estimated Purchases by SFM, based on KeHE’s Fiscal Year (“Projected Annual Purchases”):

[***]

The Projected Annual Purchases are intended to be a guideline of all Purchases under this Agreement [***].

f)Product Requests. KeHE will stock all Products on the APL. The Parties shall work together to define a healthy and productive Product mix on the APL.

g)Regional Products. Products ordered for a specific geographic location (e.g., a local product for a specific region or group of stores) will be included in the APL and the Parties will work in good faith to ensure there are reasonable aggregate Turns for such Products in the relevant DC.

h)Product Discontinuation. SFM will undertake commercially reasonable efforts to provide KeHE with no less than [***] days’ written notice prior to discontinuing any Products purchased from KeHE. Following such notice, the Parties shall use commercially reasonable efforts to reduce inventory levels of such Products, such as mark-down strategies.

i)New Products. KeHE will communicate to SFM any new Products available through KeHE in order for SFM to purchase such new Products, if so desired by SFM, and will provide SFM with information related to high-volume new Products, upon request from SFM. [***].

Section 2.– SUPPORT SERVICES, PERSONNEL, DELIVERY, AND ORDERING

2.1.Support Services. KeHE will provide the Services and will maintain an adequate account management support structure, with personnel possessing sufficient education and experience to provide such Services. KeHE shall maintain mutually agreed upon adequate staffing on the SFM account, which may be altered based on shifts in volume and agreed-upon Services, or as otherwise agreed to by the Parties from time to time. The Parties agree to remain flexible in adapting these requirements to changes in circumstances and to work in good faith to address any changes in the relationship, provided any material changes must be mutually agreed upon by the Parties in writing. All KeHE employees working in SFM’s offices are subject to SFM’s Visiting Vendor Employee Agreement and ordinary course workplace policies and procedures as may be amended from time to time. The Parties will work in good faith to review service levels and individual performance of the account management team, [***], with the understanding that KeHE is ultimately responsible for all employment-related decisions for its employees. As part of the Services, KeHE shall provide SFM with [***] will be managed through email distribution. [***] requests will be reviewed and addressed, as needed.

2.2.Delivery and Transportation Services.

a)Delivery to SFM Stores by KeHE. Transportation-related expenses are included in the Mark-Ups set forth in Section 3 of this Agreement, based on [***]. KeHE will deliver the Products directly to all SFM Stores. Each SFM Store will receive no less than [***] (with some mutually agreed-upon exceptions, based on SFM Store volume of Purchases or specific SFM Store logistical needs), in accordance with the mutually agreed Delivery Windows, and the Parties will work together to ensure a mutually-beneficial, optimal, [***] number of deliveries (and schedule for those deliveries). KeHE will charge SFM [***], plus the applicable Fuel Surcharge as set forth in Exhibit B. Any SFM request for an ad hoc delivery must be approved by a director-level or higher SFM supply chain employee before KeHE is obligated to initiate and charge SFM for such request. These incremental deliveries will be reconciled via debit at the end of each SFM Fiscal Period. For the avoidance of doubt, any amendments to the published delivery schedule frequency will be subject to the mutual agreement of the Parties [***] unless otherwise agreed to by the Parties.

b)Cross-Dock. SFM may request KeHE deliver Products to SFM’s warehouses, to allow SFM to coordinate delivery to SFM Stores (“Cross-Dock”). All such Cross-Dock Products will be segmented and palletized at KeHE’s DC, clearly designating the corresponding SFM Store to which those Products are destined. Any SFM Stores subject to Cross-Dock, through the SFM distribution network will [***]. The Parties agree to work in good faith if there is a need to add additional stores to the Cross-Dock program.

2.3.Ordering and Shelf Maintenance. SFM will be responsible for all ordering, stocking, rotating, and shelf maintenance for the Products.

2.4.Credits and Credit Policy.

a)[***]. Except as provided [***].

b)[***]. Any credits agreed to by KeHE [***] will strictly follow the [***],

and SFM agrees to work in good faith to reduce any such credits, to the extent practical and ensure that all credits are supportable. [***].

c)Customer Return Credits. KeHE will use commercially reasonable efforts, to facilitate credit to SFM by Vendors for customer returns. KeHE will have no obligation [***]. Credits for customer returns will be credited to SFM every Fiscal Period. [***].

2.5.KeHE Warehouse Spoilage Initiative.

a)Spoilage. SFM will [***], provided such inventory is included in the reports set forth in Section 2.5(b) below. [***].

b)Spoilage Improvement and Reporting. The Parties will collaborate to improve KeHE’s net DC Product spoilage relating to SFM Products to be consistently [***].

c)At-Risk Products. The Parties agree to limit spoilage risk by working in good faith to move any excess product through to SFM Stores with [***] to drive sales of at-risk Products at SFM Stores. KeHE agrees to [***], and SFM agrees to [***].

Section 3.– PRODUCT PRICING

3.1.Mark-Up. SFM will buy Products from KeHE on a “cost plus” basis, meaning that the pricing for Products will be equal to [***]. The Mark-Up does not include [***]. The applicable mark-up amounts are set forth in the table below (referred to herein as the “Mark-Up”):

[***]

a)Mark-Ups account for [***].

b)The Forager/Innovation Center SKUs [***].

c)The following vitamin and supplement Vendors [***].

d)Product sales from the following protein Vendors will be charged a Mark-Up of [***].

3.2.[***].

3.3.Changes to [***]. [***] for the Products may be changed, from time to time, with KeHE taking commercially reasonable efforts to [***]. This includes Private Label Products, and SFM will take commercially reasonable efforts to require Private Label Product Vendors to give KeHE no less than [***].

Notwithstanding the foregoing, for any commodity-driven price changes (e.g., bulk and some refrigerated Products), the Parties will mutually discuss the price change implementation date, which may be earlier than the foregoing [***] notice period; provided, [***]. KeHE shall provide reporting to SFM regarding [***].

3.4.Business Model Assumptions. The Parties understand and agree that the material business terms set forth in this Agreement are intended to create a mutually beneficial business relationship, and KeHE used certain assumptions set forth on Exhibit C (the “Assumptions”), to form a basis for its negotiations, including the business pricing model. [***].

Section 4.– PAYMENT AND PAYMENT TERMS

4.1.Payment Terms and Reconciliation Process.

a)Payment Terms. Payment terms shall be net [***] via Automated Clearing House (“ACH”) from the date of KeHE’s invoice. SFM shall initiate and process payments to KeHE [***] (excluding weekends and bank holidays) and provide KeHE with an excel file detailing [***]. Invoices for new SFM Stores and Acquired Stores will be paid under the same payment terms. [***], SFM will take deductions only from payments due to KeHE for [***] against open accounts payable, based on the net [***] ACH terms. The Parties agree to work in good faith to promptly remediate any issues that may cause delays with payments processed by SFM to KeHE for any undisputed invoices.

b)Ancillary Reconciliation Process. The Parties shall work together in good faith to [***].

4.2.[***].

a)[***]. KeHE agrees to use commercially reasonable efforts to collect [***]. SFM acknowledges that KeHE is acting as [***], and SFM shall remain responsible [***]. SFM will continue to process [***] under the processing schedule as of the Effective Date and provide a [***] (in excel or other mutually acceptable format) to KeHE via email (or other agreed upon method), showing such processed [***]. SFM will [***] will be processed only with KeHE’s prior approval. The Parties will jointly establish guidelines for collections and Fiscal Period reporting by KeHE to SFM (the “Aging Report”), and SFM will work collaboratively with KeHE [***].

b)[***]. SFM will not [***], unless it has sufficient documentation of the [***]. KeHE may notify SFM in the event there are [***], and, in such instances, SFM will not [***], unless [***] approved by KeHE.

Section 5.– KEHE DISTRIBUTION CENTERS

5.1.Existing Distribution Centers. KeHE shall maintain DCs to service SFM [***] (as set forth in Exhibit D), so long as [***].

5.2.New Distribution Centers. KeHE and SFM will work together in good faith to collaborate on mutually agreeable solutions to [***]. KeHE will [***]. The Parties anticipate that, [***].

5.3.Standards for DCs. KeHE will maintain and operate all DCs in accordance with all applicable laws, in compliance with industry standards (including, but not limited to, industry safety and sanitation standards), and in all material respects in accordance with KeHE’s warehousing and delivery standards, which will be made available for review upon request by SFM. Such DCs will have the operational systems required to support the obligations of KeHE as set forth in this Agreement, and all have adequate capacity to order, store and deliver Products in accordance with the terms of this Agreement and in the amounts contemplated by SFM. All the DCs will have sufficient security measures in place prior to receipt of Products for SFM to ensure that such Products are not tampered with or adulterated in any manner, and that all such Products will be maintained at temperatures and other storage and transportation conditions necessary to preserve the freshness and integrity of the Products. SFM may inspect the KeHE DCs serving SFM and inventory therein during normal business hours upon no less than five (5) business days’ advance notice to the designated KeHE personnel and no more than two (2) times per year per DC and provided any such inspection will not impair or impede the business operations of the DC.

Section 6.– PRIVATE LABEL PRODUCTS

6.1.Private Label. SFM will negotiate directly with the manufacturer for all Private Label Products. KeHE will provide the purchasing and distribution functions. KeHE shall not sell, distribute or donate any Private Label Products to any third party, without SFM’s prior written approval. KeHE shall not dispose of any Private Label Products, except in accordance with SFM’s reasonable instructions, which SFM may modify from time to time. [***]. In the event any Product must be removed from inventory, based on code-date parameters, KeHE [***]. SFM will [***].

6.2.Private Label Payment Terms. KeHE’s standard payment terms for Private Label Product Vendors is [***]. The Parties acknowledge that some existing Private Label Product Vendors are on [***] day payment terms, but agree that all new Private Label Product Vendors will be onboarded at the standard payment terms of [***], and will use commercially reasonable efforts to move existing Private Label Product Vendors to the standard payment terms.

6.3.Private Label Supply Chain. At any time during the Term, KeHE may [***]; provided, however, KeHE must first provide no less than [***]. KeHE’s final delivered cost to SFM will be [***].

6.4.Stocking of Private Label. [***], KeHE agrees to stock [***]. Continuing the current practice, when SFM’s sales of Private Label Products in new regions is insufficient for an efficient direct delivery by the Vendor to the KeHE DC, or where SFM requests KeHE transfer Private Label Products, from one KeHE DC to another, [***]. Private Label Product price changes resulting in an on-hand inventory cost variance will continue to be managed through the current process of credits/debits, based on price increases/decreases at the end of each SFM Period.

6.5.Code Date Management. The Parties will continue to apply the following Private Label Products inventory management practices:

a)KeHE shall provide the respective SFM category managers a dedicated periodic inventory report, showing code dates and time remaining for all Private Label Product inventories in each facility. This Sprouts Expiry report is published and available through [***]. This provides the opportunity for the Parties to [***]. SFM will be responsible for [***] for Private Label products in KeHE’s inventory, except to the extent caused by [***]

and provided any such responsibility by KeHE has been approved, when deemed necessary, by both Parties, at the Vice President level. Additionally, in the event KeHE fails to notify SFM of a Private Label Product’s code date status (at least [***] for Non-Perishable Products and [***] for Perishable Products), prior to their code date, or at an earlier agreed-upon timeframe for items with shorter shelf-life, resulting in the Private Label item being discarded due to it reaching the end of its code date, [***].

b)In the event Private Label Products inventory must be discarded, KeHE shall remove the Product from inventory, based on agreed-upon code date parameters, and [***]. Notwithstanding the foregoing, KeHE shall notify SFM, prior to discarding any Product, and SFM, at its sole expense, will reserve the right to coordinate its disposal or donation to a local food bank of its choice, provided the timing for such disposal or donation is reasonable.

c)KeHE will communicate a code date policy to Private Label Product Vendors consistent with KeHE’s code date policy for Branded Product Vendors, and SFM agrees to use commercially reasonable efforts to require all Private Label Product Vendors to comply with such code date policy. The Parties will work in good faith to seek reimbursement from Private Label Product Vendors for spoilage that results from failure to comply with the code date policy.

6.6.[***]. The respective SFM department category managers will work in good faith with the KeHE team managing Private Label Products for SFM to proactively address Private Label Products with [***]. The Parties acknowledge [***].

6.7.[***].
Section 7.[***]

Section 8.[***]

[***]

Section 9.– PERFORMANCE

9.1.Fill Rate. Sections 9.1(a) - (d) below set forth the Fill Rate policy in place as of the expiration of the 2018 Agreement, which will continue to apply as of the Effective Date; [***].

a)Target Fill Rate. KeHE will [***]. KeHE shall report on the Fill Rate measurement, calculation, and performance on a Fiscal Period basis, [***]. Fill Rate calculations at the DC level only will be used to determine if there are any localized DC Fill Rate issues, for which

KeHE agrees to use commercially reasonable efforts to remediate. [***]. Both Parties acknowledge that Fill Rate Uncontrollable Factors will occur from time to time that may affect the Fill Rate. KeHE shall provide SFM all supporting documentation regarding Fill Rate Uncontrollable Factors upon reasonable request. SFM will have the ability to review and audit the Fill Rate calculation at any time during the ordinary course of business, upon reasonable written notice to KeHE. Any changes to the practices for how the Fill Rate is calculated or what are considered Fill Rate Uncontrollable Factors as of the Effective Date, will be mutually agreed by the Parties.

b)[***]

c)Fill Rate [***]. If the average Fill Rate falls below [***], SFM may provide notice to KeHE of same (the “Fill Rate Deficiency Notice”). KeHE shall then have a period of [***] to cure such deficiency (i.e., bring it back to [***]) from the date of such Fill Rate Deficiency Notice (measured as [***]) (the “Fill Rate Cure Period”). If after the Fill Rate Cure Period the Fill Rate is still [***], KeHE will start another Fill Rate Cure Period to remedy such deficiency. This process will repeat itself until KeHE is able to bring the Fill Rate [***] at the end of any Fill Rate Cure Period, [***].

d)Manufacturer Outs. The parties agree that the current process of calculating Fill Rate that was agreed to [***], will continue with [***]. The following is an example of a period fill rate calculation:

[***]

The Parties agree to work to mitigate any excess or at-risk inventory related to forecast errors (base or event).

e)New Fill Rate Policy. The Parties also agree to work together to establish a new mutually beneficial Fill Rate calculation [***], as well as periodically review the Fill Rate policy during the Term, and if applicable, [***]. If the Parties are unable to mutually agree upon a new Fill Rate calculation and credit structure, the dispute resolution procedures provided in Section 15.10 shall apply.

9.2.On Time Delivery. KeHE will utilize commercially reasonable efforts to maintain an On-Time Delivery performance rate of [***] for all deliveries to SFM Stores, measured per [***] (the “OTP Target”). Any Split Orders that are delivered more than [***] outside the Delivery Windows will be considered late and included in the OTP Rate calculation. KeHE shall report on the [***] (“OTP Rate”). OTP Rate reporting is provided [***]. The Parties agree and understand that Delivery Uncontrollable Factors will occur from time to time that may affect the OTP Rate. [***], as mutually agreed in good faith by the Parties [***]. KeHE shall provide SFM all supporting documentation that created such Delivery Uncontrollable Factors upon reasonable request. Delivery Uncontrollable Factors will be the exception and not the rule for calculating the OTP Rate. SFM will have the ability to review and audit the OTP Rate calculation at any time during the ordinary course of business, upon reasonable prior written notice to KeHE.

a)[***]. During any Fiscal Quarter, the following will apply [***]:

b)[***].

c)On-Time [***]. If the aggregate OTP Rate for all DCs combined is [***] in any consecutive [***] period, taking into account any Delivery Uncontrollable Factors, SFM may provide notice to KeHE of same (the “OTP Deficiency Notice”). KeHE shall then have a cure period of [***] weeks (“OTP Cure Period”) to remedy such deficiency (i.e., bring it back to [***]) from the date of the OTP Deficiency Notice. If [***].

Section 10.– TERMINATION

10.1.Termination. In the event of any of the following events (each considered “Cause”), the non-breaching Party may terminate this Agreement immediately, subject to the Transition Period, by providing written notice to the other Party:

a)If the other Party materially breaches any of its material obligations under the Agreement and fails to cure such breach after [***] prior written notice of the breach by the non-breaching Party, or if the breach can be cured, but cannot be cured within [***], fails to commence diligent efforts to cure the breach within 30 days of receipt of such written notice and reasonably complete such cure within [***] of receipt of such written notice. Notwithstanding the foregoing, no further notice or cure period will be required for either Party to terminate this Agreement for the failure of either Party to make undisputed payments required under this Agreement, within 15 days following written notice.

b)If the other Party becomes insolvent, admits in writing its insolvency, commences or has filed against it a bankruptcy, reorganization, liquidation or insolvency proceeding, or if any receiver, trustee, or liquidator is appointed to take possession of such Party’s assets.

c)KeHE may terminate the Agreement, to the extent [***].

d)SFM may terminate the Agreement if [***].

e)SFM may terminate as set forth in [***].

10.2.Obligations on Termination. Following expiration or termination of this Agreement for any reason, SFM will [***]. SFM shall be responsible only for [***].

10.3.Transition Period. If either Party exercises its right to terminate for Cause, both Parties agree to work diligently and in good faith to develop a transition plan for a period of up to [***] (the “Transition Period”). During the Transition Period, the Parties will agree to an offboarding plan, to include pricing and service requirements based on timing and reduction of volume during the Transition Period.

a)The Transition Period may be extended for an additional [***], by mutual agreement of the Parties. During such extension, the Primary Distributor status requirement in Section 1.2(b) and the Mark-Up will be revisited by the Parties in good faith and will be subject to adjustment, by mutual agreement of the Parties, to allow for further wind down costs for both Parties.

Section 11.[***]

Section 12.– TITLE, WARRANTY, INDEMNITY

12.1.Title, Risk of Loss. For Products delivered by KeHE, title to the Products, and all risk of loss will pass to SFM, [***], title to the Products, and all risk of loss will pass to SFM, [***].

12.2.DISCLAIMER OF WARRANTY. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, KEHE MAKES NO EXPRESS OR IMPLIED WARRANTIES IN CONNECTION WITH THE SALE OF THE PRODUCTS, INCLUDING ANY EXPRESS OR IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. Notwithstanding the foregoing, KeHE represents and warrants that it is KeHE’s practice to obtain warranties from its Vendors, including warranties as to compliance with laws, that the products have not been adulterated. KeHE agrees to pass on to SFM any Product warranties, indemnifications, or other protections supplied by the Vendor thereof to the extent allowed by law or contract.

12.3.Indemnification

a)Indemnification by KeHE. KeHE agrees to indemnify, defend, and hold harmless SFM, and its subsidiaries and affiliates, and their employees, officers, directors, members, managers, shareholders, and agents (collectively, the “SFM Indemnitees”) from any and all third-party claims, demands, threats, suits, and proceedings brought by a third-party (“Claims”), and any damages, losses, liabilities or expenses (including reasonable attorney’s fees) arising therefrom (“Damages”) to the extent that such Claim arises from or in connection with any allegation that any Product distributed by KeHE to an SFM Store or the negligence or willful misconduct of KeHE, its agents or employees, has directly or indirectly, in whole or in part: (i) given rise to any illness or injury to any person or animal, or any damage to property or reputation; (ii) has violated any applicable federal, state, local or other law, rule or regulation, including, without limitation, any regulations of the Food and Drug Administration or the Consumer Product Safety Commission, California’s Safe Drinking Water and Toxic Enforcement Act of 1986, Health and Safety Code Section 25249.5 (“Proposition 65”)( [***]) or other regulations enacted for the purposes of consumer protection; (iii) has infringed or unlawfully misappropriated any third party’s intellectual property right; (iv) is not merchantable or fit for the purpose for which like products are used; or (v) is in any way defective or deficient in quality, labeling, packaging or manufacture. KeHE also agrees to indemnify, defend and hold harmless the SFM Indemnitees from any Claims (and Damages arising from such Claims) arising out of any negligent act(s) or willful misconduct of KeHE, its agents or employees, or the breach or failure to perform by KeHE of its obligations, representations or warranties under this Agreement. The foregoing notwithstanding, KeHE will not be liable for any Claims or Damages therefrom to the extent (including on a contributory or proportionate basis) arising out of the negligence or willful misconduct of SFM or the SFM Indemnitees. Further, KeHE will not be liable for Claims or Damages to the extent related to the purchase or sale of SFM’s Private Label Products or any SFM-Sourced Products for which SFM is KeHE’s Primary Customer, as defined below, except to the extent caused by KeHE’s negligence in handling, manipulation, storage, treatment, transportation, donation, or disposal of the Private Label Products or SFM-Sourced Products, in breach of its obligations under this Agreement.

b)Indemnification by SFM. SFM agrees to indemnify, defend, and hold harmless KeHE, its subsidiaries and affiliates, and their employees, officers, directors, members, managers, shareholders, and agents (collectively, the “KeHE Indemnitees”), from any and all Claims (and Damages arising therefrom or in connection therewith), arising out of: (i) the breach or failure to perform by SFM of its obligations, representations or warranties under this Agreement; (ii) the negligence or willful misconduct of SFM, its agents or employees; (iii) Claims related to Proposition 65 related to Products [***]; (iv) Claims related to the purchase or sale of SFM’s Private Label Products; (v) Claims related to the purchase or sale of SFM-Sourced Products (as defined below) sold by KeHE to SFM for which SFM is KeHE’s Primary Customer (as defined below); (vi) the shipment, sale or use of the Products outside of the United States; and (vii) sales of products by or to SFM that are not Products that were distributed to SFM by KeHE. The foregoing notwithstanding, SFM will not be liable for any Claims or Damages to the extent (including on a contributory or proportionate basis) arising out of the negligence or willful misconduct of KeHE or the KeHE Indemnitees. In addition to the foregoing indemnities, SFM shall indemnify, defend, and hold harmless the KeHE Indemnities for (a) any Damages arising from SFM’s breach of or failure to comply with its obligations set forth in this Agreement with respect to KeHE’s Primary Distributor status [***], (b) any Damages consisting of unpaid receivables and other out-of-pocket costs related to the insolvency of any SFM-Sourced Vendor for which SFM is KeHE’s Primary Customer; and (c) any Claims (and Damages arising from or in connection therewith) that result from SFM’s alteration of the Products or incorporation of the Products as components into new products. For the avoidance of doubt, in the event SFM (i) incorporates any of the Products, as components, into new products, after delivery of the Products from KeHE, prior to reselling the new products; or (ii) alters the Products, in any way, including, but not limited to, changing the temperature profile of the Products from the time of delivery, prior to reselling them, SFM shall be solely liable for any Claims that result from such alteration or incorporation and shall indemnify, defend and hold harmless the KeHE Indemnitees for any Damages arising with respect thereto.

i.“SFM-Sourced Products” shall mean Products SFM requests KeHE purchase and stock at SFM’s direction for sale to SFM, which SFM does not currently have in its inventory. SFM will be deemed the “Primary Customer” if sales to SFM represent [***] of KeHE’s total customer sales for the applicable SFM-Sourced Product.

ii. SFM’s obligation to indemnify KeHE for Claims related to SFM-Sourced Products and exclusion of such Claims from KeHE’s indemnification obligations to SFM shall be contingent upon KeHE obtaining a fully executed copy of KeHE’s Hold Harmless Agreement (as provided in Exhibit I) from the vendor of the SFM-Sourced Products during KeHE’s new vendor set-up process and/or SFM’s standard indemnification agreement. The Parties will work together in good faith to establish mutually agreeable procedures for this process.

c)Indemnification Procedures. If any Claim is alleged or asserted against a Party entitled to indemnification under this Agreement (the “Indemnified Party”), notice thereof will be given to the other Party (the “Indemnifying Party”), as promptly as practicable. If the Parties determine that a third party may be responsible for such Claim, such as a Vendor or insurance company, the Parties will work in good faith to seek indemnification from such third Party; provided the same will not relieve the Indemnifying Party from obligations under this Agreement to the extent such third party does not assume indemnification obligations for the Claim. If a third party does not assume the indemnification obligations, and the Indemnifying Party acknowledges that the terms of this Agreement apply with respect to such claim, then the Indemnifying Party will be entitled, if it so elects, in a notice promptly delivered to the Indemnified Party, but in no event less than ten (10) days prior to the date on which a response to such claim is due, to immediately take control of the defense and investigation of such claim and to employ and engage attorneys reasonably acceptable to the Indemnified Party to handle and defend the same, at the Indemnifying Party’s sole cost and expense. No settlement of a claim that involves a remedy other than the payment of money by the Indemnifying Party will be entered into without the consent of the Indemnified Party, which consent will not be unreasonably withheld, conditioned, or delayed. The Indemnified Party shall reasonably cooperate, at the cost of the Indemnifying Party, in all reasonable respects with the Indemnifying Party and its attorneys in the investigation, trial and defense of such claim and any appeal arising therefrom; provided, however, that the Indemnified Party may, at its own cost and expense (except as otherwise would be the responsibility of the Indemnifying Party hereunder), participate, through its attorneys or otherwise, in such investigation, trial and defense of such claim and any appeal arising therefrom. If the Indemnifying Party does not assume control over the defense of a claim subject to such defense, as provided in this Section 12.3, the Indemnifying Party may participate in such defense, at its sole cost and expense, and the Indemnified Party will have the right to defend the claim in such manner as it may deem appropriate, at the cost and expense of the Indemnifying Party. For the avoidance of doubt, for any product liability Claims related to the Products, the Parties agree to first look to the Vendor for indemnification; provided, however SFM will first tender any such product liability Claim to KeHE, and KeHE shall take commercially reasonable actions to obtain acceptance of such tender by the Vendor.
12.4.LIMITATION OF LIABILITY. EXCEPT FOR (A) A PARTY’S INDEMNIFICATION OBLIGATIONS, (B) A PARTY’S FRAUD, OR (C) ANY OTHER LIABILITY THAT CANNOT BE LIMITED OR EXCLUDED BY LAW, IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR CONSEQUENTIAL, SPECIAL, OR INDIRECT DAMAGES, INCLUDING BUT NOT LIMITED TO ANY DAMAGES RESULTING FROM LOST PROFITS (BUT NOT INCLUDING LOST PROFITS TO THE EXTENT THE SAME ARE CONSIDERED DIRECT DAMAGES, WHICH SHALL BE RECOVERABLE) ARISING OUT OF OR IN CONNECTION

WITH THIS AGREEMENT, WHETHER IN AN ACTION BASED ON CONTRACT, TORT (INCLUDING NEGLIGENCE) OR ANY OTHER LEGAL THEORY, EVEN IF THE PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

12.5.Insurance. At all times during the Term [***], the Parties shall maintain, at their individual expense, occurrence-based insurance coverage (the “Insurance Coverage”), in the types and amounts as follows:

a)Workers’ Compensation and Employer’s Liability insurance, affording compensation benefits for all its employees, in an amount sufficient to meet all statutory requirements, and employer’s liability insurance, with limits of [***] for each accident or disease;

b)Commercial General Liability Insurance, with a combined single limit of [***], per occurrence, and [***] in the aggregate for personal injury, bodily injury (including wrongful death), and property damage liability, inclusive of coverage for all premises and operations, broad form property damage;

c)Automobile Liability Insurance, with a combined single limit of [***], per occurrence, for injuries, including accidental death and property damage;

d)Products Liability Insurance, with limits not less than [***] per occurrence and [***] in the aggregate;

e)Cybersecurity insurance, with minimum limits of [***], for first and third-party damages and claims, including business interruption, which insurance will include, at a minimum, coverage for damages or claims resulting from (a) propagation computer viruses; (b) failure of security controls intended to prevent unauthorized access to computer systems or electronic files; (c) unauthorized access to personal information of data subjects; (d) the requirement of providing notice to data subjects of a security breach; and (g) the costs associated with determining the scope of, and mitigating, such security breach;

f)Umbrella or Excess Liability Insurance, with limits not less than [***] per occurrence, that provides additional limits for employer’s liability, commercial general liability, automobile liability, and products liability insurance;

g)Property insurance and business interruption insurance, with limits not less than [***]; and

h)Cargo / transit insurance with limits not less than [***]. This coverage shall only be required for KeHE.

i)The Insurance Coverage will be from an insurance company classified by A M Best as a Class IV or larger, with a Financial Strength Rating of at least A, A-. None of the Insurance Coverage amounts will be construed as a limitation on either Party’s potential liability. Within thirty (30) days from the Effective Date, each Party will provide the other Party with certificates of insurance, evidencing all of the referenced insurance policies, which will be renewed annually or as policy renewals occur, and may reasonably request updated certificates from each other, from time to time, during the Term. Except for Workers’ Compensation and Employers Liability, the required insurance policies will name the other Party, together with their respective subsidiaries and affiliates, as additional insureds on a primary and non-contributory basis.

j)The insurance coverages required under this section may be satisfied through a combination of primary and excess or umbrella liability insurance policies. The excess or umbrella coverage shall follow form and provide coverage at least as broad as the underlying primary policies. The use of excess or umbrella coverages shall not reduce or limit the obligations of the Parties under this Agreement.

12.6.Compliance with Laws. Each Party covenants and agrees, during the Term, it will fully comply with all applicable laws, ordinances, regulations, licenses and permits of or issued by any federal, state or local government entity, agency or instrumentality applicable to its responsibilities hereunder. Each Party agrees it shall comply with all certification procedures and regulations. Each Party shall promptly notify the other Party after it becomes aware of any material adverse proposed law, regulation or order that, to its knowledge, may or does conflict with the Parties’ obligations under this Agreement. The Parties will then use reasonable efforts to promptly decide whether a change may be made to the terms of this Agreement, to eliminate any such conflict or impracticability.

12.7.Third-Party Certifications. In connection with any organic Products or any certified Products of any kind (e.g., “Non GMO,” Kosher, “All Natural,” “not tested on animals,” “cruelty free,” “no animal byproducts,” “biodegradable,” “carbon neutral” or any other “free from” claim or certification, etc.), KeHE shall request and maintain any such records from the applicable Vendor, as necessary. KeHE shall provide all documentation relating to the foregoing to SFM, at SFM’s request.

Section 13.– CONFIDENTIALITY

13.1.Confidentiality. In the process of making or performing under this Agreement, both Parties may have acquired, accessed or developed Confidential Information of the other Party. During the Term of this Agreement and thereafter, the Parties shall keep the Confidential Information strictly confidential and shall not disclose the same to any third party, other than the Parties’ auditors, attorneys or accountants, without prior written consent of the other Party, except as may be required by law, rule, regulation, governing authority, or agency, in which event the disclosing Party shall promptly notify the other Party of such requirement and provide a copy of the proposed disclosure. The receiving Party shall use the disclosing Party’s Confidential Information only for the purpose of performing its obligations or exercising its rights under this Agreement. The receiving Party will be given an adequate opportunity to review and comment upon the same before disclosure is made. The Parties acknowledge that the pricing and financial terms of this Agreement, including, without limitation, those contained in the Exhibits, are highly confidential and agree to request and use their best efforts to obtain and maintain, to the extent permitted by applicable law, confidential treatment of all such terms of the Agreement, including, without limitation, by means of redacting such information from any intended disclosure. In connection therewith, the disclosing Party shall provide to the other Party copies of all correspondence, pleadings, notices, filings, and other information, which pertain to obtaining and maintaining the confidential treatment of such information, and shall keep the other Party advised of the status of such measures.

13.2.SFM Data. As between the Parties, all SFM Data is, or will be, and will remain the property of SFM and will be deemed SFM’s Confidential Information. Without SFM’s approval (in its sole discretion), the SFM Data will not be (a) used by KeHE, other than as necessary for KeHE’s performance under this Agreement and solely in connection with providing the Services and the performance of KeHE’s obligations under this Agreement, or (b) disclosed, sold, assigned, leased or otherwise provided to third parties by KeHE. Notwithstanding the foregoing, SFM Data may be shared by KeHE (i) with Vendors and their brokers, but only for such Vendor’s specific products, or (ii) in an aggregated format with other KeHE sales data and disclosed to third parties for purposes of analysis and with sufficient precautions, so as not to identify SFM Data.

13.3.KeHE Data. As between the Parties, all KeHE Data is, or will be, and will remain the property of KeHE and will be deemed KeHE’s Confidential Information. Without KeHE’s approval (in its sole discretion), the KeHE Data will not be (a) used by SFM other than as necessary for SFM’s performance under this Agreement and solely in connection with providing the performance of SFM’s obligations under this Agreement or (b) disclosed, sold, assigned, leased or otherwise provided to third parties by SFM. Notwithstanding the foregoing, KeHE Data may be shared by SFM (i) with Vendors and their brokers, but only for such Vendor’s specific products, or (ii) in an aggregated format with other SFM sales data and disclosed to third parties for purposes of analysis and with sufficient precautions, so as not to identify KeHE Data.

Section 14.– ASSIGNMENT [***]

14.1.Prohibition of Assignments. Except as provided in Section 14.2, neither Party may assign this Agreement, except with the prior written consent of the other Party, which consent shall not be unreasonably withheld, conditioned, or delayed.

14.2.Permissible Assignments.

a)[***]. Either Party may assign this Agreement without the prior consent of the other Party, in connection with [***].

b)[***].

14.3.Divestiture of Stores. In the event of a divestiture of SFM Stores by SFM to a third party that does not constitute [***] as provided above, that third party acquiring such stores will not be considered an assignee of the Agreement and will not be subject to or benefit from this Agreement. SFM shall not disclose any of the terms set forth in this Agreement to any third-party assignee or entity to whom it divests any SFM Stores. The divestiture of stores by SFM that materially changes the volume of purchases by SFM will require the Parties to adjust the various components of the agreement, to account for such material change in volume.

Section 15.– MISCELLANEOUS

15.1.Binding Effect. This Agreement, including its exhibits, supersedes all prior agreements between the Parties and constitutes the only agreement between the Parties, either oral or in writing, relating to the subject matter hereof, i.e., the supply/distribution of the Products.

15.2.Force Majeure. In the event of a Force Majeure event, the time for performance of the obligation affected by the event of Force Majeure will be extended, by the period of Force Majeure. In the event of a Force Majeure event, the Party so affected shall give prompt written notice to the other Party of the cause and shall take whatever reasonable steps are necessary to relieve the effect of such cause as rapidly as possible. The provisions of this Section 15.2 will not apply to the financial obligations of either Party to this Agreement that are unaffected by Force Majeure. For the sake of clarity, an event caused by the gross negligence or willful misconduct of either Party will not be considered Force Majeure. The occurrence of a Force Majeure event does not excuse, limit or otherwise affect KeHE’s obligation to implement the DRPs/BCPs set forth in Exhibit G hereto.

15.3.Governing Law and Forum. The relationship of the Parties hereto and all claims arising out of or related to that relationship, including, but not limited to, the construction and interpretation of any written agreements, including this Agreement, will be governed by the substantive laws of the State of Delaware (without regard to conflicts of law principles). The Parties agree and consent to the jurisdiction of the state and federal courts located in New Castle County, Delaware, and acknowledge that such courts are proper and convenient forums for the resolution of any actions between the Parties with respect to the subject matter of this Agreement, and agree that, in such case, these courts will be the sole and exclusive forums for the resolution of any actions between the Parties with respect to the subject matter hereof. The Parties hereby waive any right to a jury trial under any applicable law. The prevailing Party in any action to enforce this Agreement will be entitled to recover all related costs of the suit, including reasonable attorneys’ fees and court costs.

15.4.Amendments. This Agreement may not be amended or modified except by a writing signed by an authorized officer of each Party specifically referencing this Agreement and the intent to amend or modify.

15.5.Entire Agreement; Survival. All exhibits and schedules, and the recitals on page one to this Agreement are incorporated by reference and are an integral part thereof. This Agreement (and any documents referred to herein) represents the entire agreement and understanding of the Parties with respect to the matters set forth herein, and there are no representations, warranties, or conditions or agreements (other than implementing invoices, purchase orders and the like necessary to implement this Agreement) not contained herein that constitute any part hereof or that are being relied upon by any Party hereunder.

15.6.Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the same will not affect the other terms or provisions hereof or the whole of this Agreement, but such term or provision will be deemed modified, to the extent necessary, in the court’s opinion, to render such term or provision enforceable, and the rights and obligations of the Parties will be construed and enforced accordingly, preserving to the fullest permissible extent the intent and agreements of the Parties set forth in this Agreement.

15.7.Notices. Any notice required or permitted hereunder will be given (i) via electronic mail (e-mail), with confirmation of transmission, (ii) personal delivery, (iii) by prepaid certified mail, return receipt requested, or (iv) nationally recognized overnight courier service, return receipt requested (“Notices”). Notices will be addressed to the Parties at the addresses set forth below or to such other address and e-mail addresses, as shall have been so notified to the other Party in accordance with this section. Notices to KeHE will be addressed to: Chief Operations Officer, KeHE Distributors, LLC, 1245 E. Diehl Road, Suite 200, Naperville, IL 60563, with a copy not constituting notice to KeHE’s Legal Department at the same address. Notices to SFM will be addressed to: Chief Financial Officer, Sprouts Farmers Market, 5455 E High St., Suite 111, Phoenix, AZ 85054, with a copy not constituting notice to SFM’s Legal

Department at the same address. Notwithstanding the foregoing, a Notice under Section 10 may be delivered only as set forth in subsections (ii), (iii) or (iv) above (i.e., may not be delivered via e-mail).

15.8.Waiver. Either Party’s failure to insist, in one or more instances, upon the performance of any term or terms of this Agreement will not be construed as a waiver or relinquishment of such Party’s right to such performance or other future performance of such term or terms, and the other Party’s obligations with respect thereto will continue in full force. Either Party’s consent to or approval of any act by the other Party, requiring such Party’s consent or approval, will not be deemed to render unnecessary the obtaining of such consent or approval of any subsequent act.

15.9.No Agency. Each Party will be considered an independent contractor of the other Party hereunder, and this Agreement will not be construed to create any other relationship between the Parties, as principal and agent, joint ventures or otherwise.

15.10.Exclusive Dispute Resolution Mechanism. The Parties shall resolve any (a) unresolved discussion point; (b) issue requiring the Parties to work together in good faith; (c) controversy; (d) dispute; or (e) claim arising out of or relating to this Agreement, or the breach, termination or validity/invalidity of any provision of this Agreement (each, a "Dispute"), under the provisions of this section. The procedures set forth in this section shall be the exclusive mechanism for resolving any Dispute that may arise from time to time and are an express condition precedent to litigation of the Dispute.

a)Negotiations. A Party shall send written notice to the other Party of any Dispute ("Dispute Notice"). The Parties shall first attempt in good faith to resolve any Dispute set forth in the Dispute Notice by negotiation and consultation between themselves, including not fewer than two (2) negotiation sessions attended, in person or remotely. In the event that such Dispute is not resolved on an informal basis within fifteen (15) days after one Party delivers the Dispute Notice to the other Party, whether the negotiation sessions take place or not, either Party may, by written notice to the other Party ("Escalation to Executive Notice"), refer such Dispute to the executives of each Party set forth in Section 15.7 (or to such other person of equivalent or superior position designated by such Party in a written notice to the other Party) ("Executive(s)"). For purposes of clarification, the Party sending the Dispute Notice and the Escalation to Executive Notice shall send such notices in compliance with Section 15.7. If the Executives cannot resolve any Dispute during the time period ending fifteen (15) days after the date of the Escalation to Executive Notice (the last day of such time period, the "Escalation to Mediation Date"), either Party may initiate mediation under Section 15.10(b).

b)Mediation. Subject to Section 15.10(a), the Parties may, at any time after the Escalation to Mediation Date, submit the Dispute to any mutually agreed to mediation service for mediation by providing to the mediation service a joint, written request for mediation, setting forth the subject of the dispute and the relief requested. The Parties shall cooperate with one another in selecting a mediation service, and shall cooperate with the mediation service and with one another in selecting a neutral mediator and in scheduling the mediation proceedings. The Parties covenant that they will use commercially reasonable efforts in participating in the mediation. The Parties agree that the mediator’s fees and expenses and the costs incidental to the mediation will be shared equally between the Parties.

i.If any Party does not respond to a demand for mediation, or proposal for mediation within fifteen (15) days of receiving the same, the Party seeking mediation may select the mediator from any professional mediation service otherwise unrelated to that Party.

ii.The Parties further agree that all offers, promises, conduct, and statements, whether oral or written, made in the course of the mediation by any of the Parties, their agents, employees, experts, and attorneys, and by the mediator and any employees of the mediation service, are confidential, privileged, and inadmissible for any purpose, including impeachment, in any litigation, arbitration or other proceeding involving the Parties, provided that evidence that is otherwise admissible or discoverable shall not be rendered inadmissible or non-discoverable as a result of its use in the mediation.

c)Litigation or Arbitration as a Final Resort. If the Parties cannot resolve any Dispute for any reason, including, but not limited to, the failure of either party to agree to enter into mediation or agree to any settlement proposed by the mediator, within sixty (60) days after the Escalation to Mediation Date, either Party may file suit in a court of competent jurisdiction in accordance with the provisions of Section 15.3.

d)The initiation of the dispute resolution process, as described in this Section 15.10, will not prevent a Party from exercising any of its other rights or remedies hereunder, including the right to terminate this Agreement or seek injunctive relief prior to engaging in mediation, in case of an emergency, to preserve the status-quo.

15.11.Negotiation of Agreement. Each Party and its counsel have cooperated in the drafting and preparation of this Agreement and the documents referred to herein, and any drafts relating thereto will be deemed the work product of the Parties and may not be construed against any Party, by reason of its preparation. Any rule of law or any legal decision that would require interpretation of any ambiguities in this Agreement against the Party that drafted it will not be applied and is hereby expressly waived.

15.12.Publicity. Neither Party will use, in advertising or publicity or in any way related to this Agreement, the name of the other Party or any of its respective directors, officers, members, managers, employees, consultants or agents or any trade name, trademark, service mark, logo or symbol of the other Party, unless otherwise agreed to by such Party, in writing, in advance. No press release, publicity or other form of public written disclosure related to this Agreement will be permitted by either Party to be published or otherwise disclosed, unless the other Party has indicated its consent to the form of release, in writing, except for any disclosure as is deemed necessary, in the reasonable judgment of the responsible Party, to comply with national, federal or state laws or regulations, with respect to regulatory reporting or disclosure obligations, including, without limitation, under securities laws, subject to the Parties’ confidentiality obligations under Section 13.

15.13.[***].

15.14.[***].

15.15.[***].

[***]

15.16.Remedies Cumulative. No right or remedy in this Agreement conferred upon or reserved to a Party to this Agreement is intended to be exclusive of any other right or remedy. Remedies provided for in this Agreement will be cumulative and in addition to, and not in lieu of, any other remedies available to either Party at law, in equity or otherwise.

15.17.Counterparts. This Agreement may be executed in any number of counterparts and/or by facsimile or other electronic means agreed by the Parties, each of which will be deemed an original, but all of which taken together will constitute one single agreement between the Parties and will become effective when one or more such counterparts have been signed by each of the Parties and delivered (including by telecopy) to the other Party.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed by their respective authorized representatives, as of the date below.

SFM, LLC d/b/a Sprouts Farmers Market	KeHE Distributors, LLC

/s/ Curtis Valentine	/s/ Deb Conklin
Signature	Signature

Curtis Valentine	Deb Conklin
Print Name	Print Name

CFO	President and CEO
Title	Title

9/3/2025	9/3/2025
Date	Date

Schedule 1

Definitions

“2018 Agreement” will have the meaning set forth in the Recitals.

“ACH” will mean Automated Clearing House, as set forth in Section 4.1.

[***]

[***]

“Aging Report” will mean the aging transactions report that KeHE shall provide SFM every Fiscal Period, showing the [***].

“Agreement” will have the meaning set forth in the preamble.

[***]

[***]

[***]

“APL” or “Authorized Products List” will mean the list of Products carried by KeHE, as reasonably requested by SFM from time to time, that are available for purchase by all or a portion of SFM Stores. KeHE will not be required to carry any Products that [***].

“Assumptions” will have the meaning set forth in Section 3.4.

“Audit Error Percentage” will have the meaning set forth in Exhibit A.

“Audit Errors” will have the meaning set forth in Exhibit A.

“Audit Sample” will have the meaning set forth in Exhibit A.

“BCP” will mean Business Continuity Plan, as set forth in Exhibit G.

“BIA” will mean “Business Impact Analysis,” as set forth in Exhibit G.

“Branded Products” will mean all Products sold by Vendors that are not Private Label Products or KeHE-labeled Products.

“Catch Weight Products” will mean Products that are invoiced, based on weight (such as pounds) rather than dollars per case.

“Cause” will have the meaning set forth in Section 10.1.

[***]

“Claims” will have the meaning set forth in Section 12.3(a).

“Code Life” will have the meaning set forth in Exhibit F.

“Code Life Standards” will mean the standards set forth in Exhibit F.

[***]

“Confidential Information” will mean confidential information relating to a Party’s businesses that includes, but is not limited to, quality standards, business methods, sales data and trends, intellectual property, purchasing history, pricing, Vendor information, Vendor lists, marketing and pricing strategies, technical data, general or specific customer information, and financial information. Confidential Information will include the terms and conditions of this Agreement and information exchanged during the course of the Agreement, as provided herein, and communications between the Parties related to the Agreement or operations.

“Control Brand” will mean Products whose labels are controlled by SFM and sold exclusively to SFM.

“Cross-Dock” will have the meaning set forth in Section 2.2(b).

[***]

“Damages” will have the meaning set forth in Section 12.3(a).

[***]

“DC” in the singular and “DCs” in the plural, will mean KeHE Distribution Centers set forth in Exhibit D.

[***]
“Deli Agreement” will have the meaning set forth in the Recitals.

“Delivery Uncontrollable Factors” will mean factors that are reasonably demonstrated to be outside of KeHE’s reasonable control that affect KeHE’s ability to deliver Product orders to SFM Stores during the Delivery Windows.

“Delivery Windows” will mean the hours within which KeHE shall make deliveries to the SFM Stores, as mutually agreed upon by the Parties, as amended from time-to-time and documented by the Parties through the ordinary course of business. Delivery Windows are based on routing considerations between KeHE’s DCs and the SFM Stores.

“DRP” will mean disaster recovery plan, as set forth in Exhibit G.

“Direct Store Delivery” means delivery of products directly by a manufacturer to SFM without use of any third-party distributor (such as KeHE) [***].

“Discontinued Products” will mean Products ordered by SFM, but that are in the process of being removed from the APL, or are discontinued by the Vendor, and are no longer carried by KeHE.

“Dispute” will have the meaning set forth in Section 15.10.

“Dispute Notice” will have the meaning set forth in Section 15.10(a).

[***]

[***]

[***]

“Effective Date” will have the meaning set forth in the preamble.

“Error Value” will have the meaning set forth in Exhibit A.

“Escalation to Executive Notice” will have the meaning set forth in Section 15.10(a)

“Escalation to Mediation Date” will have the meaning set forth in Section 15.10(a)

[***]

“Executive(s)” will have the meaning set forth in Section 15.10(a).

“External Factors” will have the meaning set forth in Section 7.1(b).

“FD&C Act” will mean the “Federal Food, Drug and Cosmetic Act,” as amended”

“Fill Rate” will mean KeHE’s in-stock level of all SFM Products delivered under this Agreement, calculated as follows: [***].

“Fill Rate Credit” will have the meaning set forth in Section 9.1(b).

“Fill Rate Cure Period” will have the meaning set forth in Section 9.1(c).

“Fill Rate Deficiency Notice” will have the meaning set forth in Section 9.1(c).

“Fill Rate Uncontrollable Factors” will mean factors that are reasonably demonstrated to be out of KeHE’s control that may affect KeHE’s ability to fulfill Product orders to SFM Stores and that may affect the Fill Rate. These may include, but are not limited to, [***].

“Fiscal Period” will mean the period of time of four (4) or five (5) weeks, as applicable, within SFM’s Fiscal Year. There are twelve (12) Fiscal Periods in a Fiscal Year.

“Fiscal Quarter” will mean the period of time composed of thirteen (13) or fourteen (14) weeks, as determined by the Fiscal Year. There are four (4) Fiscal Quarters in a Fiscal Year.

“Fiscal Year” will mean the period of time composed of fifty-two (52) or fifty-three (53) weeks, as determined by SFM’s financial statements.

“Forager/Innovation” will mean the SFM program pursuant to which Products are merchandised on an innovation center within SFM Stores on a short-term trial basis, which may include SFM-Sourced Products.

[***]

“Force Majeure” will mean events beyond the reasonable control of a Party (and not through the fault or negligence of such Party) that are not reasonably foreseeable with the exercise of reasonable care, nor avoidable through the payment of nonmaterial additional sums, such as earthquakes, epidemics, pandemics, flooding, hurricanes, other elements of nature or acts of God, labor disputes, impassable roads, cyberattacks, or events of a similar nature, that make timely performance of an obligation not possible and which could not have been prevented through the implementation of commercially reasonable precautions.

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]
“GMP” or “Good Manufacturing Practice” will mean the minimum standard that a manufacturer must meet in its production process.

“HACCP” or “Hazard Analysis and Critical Control Point” will mean a systemic approach to food safety management that involves identifying, evaluating, and controlling biological, chemical, and physical hazards throughout the food chain.

“Indemnified Party” will have the meaning set forth in Section 12.3(c).

“Indemnifying Party” will have the meaning set forth in Section 12.3(c).

“Insurance Coverage” will have the meaning set forth in Section 12.5.

“KeHE” will have the meaning set forth in the preamble.

[***]

[***]

[***]

“KeHE Data” will mean all data and information regarding KeHE and KeHE’s sales of Products to SFM or any other customers, KeHE’s methodology or pricing related to the sale of Products and Services, and any financial information related to KeHE, (a) submitted to SFM by or on behalf of KeHE, (b) obtained, developed or produced by or on behalf of SFM or SFM personnel in connection with this Agreement, or (c) to which SFM or SFM personnel have access in connection with the sale of Products and Services.

[***]

[***]

“KeHE Indemnitees” will have the meaning set forth in Section 12.3(b).

“KeHE’s Fiscal Year” will mean the period of time composed of fifty-two (52) or fifty-three (53) weeks, as determined by KeHE’s financial statements.

“KeHE’s Hold Harmless Agreement” will have the meaning set forth in Exhibit I.

“Market Price” will mean the price of Products at which a buyer and seller agree to trade in an open market at a particular time.

“Mark-Up” will have the meaning set forth in Section 3.1.

[***]

“Net Purchases” means the invoiced amount of Purchases after deducting promotions and allowances.

“New DC” will mean a DC opened after the Effective Date.

“New Products” will mean Products ordered by SFM, but that have not yet been received into the KeHE DC that fulfills such order.

“Non-Conforming Products” will have the meaning set forth in Exhibit A.

“Non-Perishable Products” will mean bulk, dairy, grocery, frozen, vitamins, supplements, and health and body care Products.

[***]

“Notices” will have the meaning set forth in Section 15.7.

“On-Time Delivery” will mean delivery of Products by KeHE to SFM Stores that occur within the agreed Delivery Windows.

[***]

“OTP Cure Period” will have the meaning set forth in Section 9.2(c).

“OTP Deficiency Notice” will have the meaning set forth in Section 9.2(c).

“OTP Rate” will have the meaning set forth in Section 9.2.

“OTP Target” will have the meaning set forth in Section 9.2.

[***]

“Party” or “Parties” will have the meaning set forth in the Preamble.

“Perishable Products” will mean bakery, deli, meat, and seafood Products.

[***]

“Policies & Procedures” or “P & P” will mean the KeHE Distributors, LLC Supplier Policies & Procedures, as amended, which governs the contractual relationship between KeHE and its Vendors.

“Primary Customer” will have the meaning set forth in Section 12.3(b)(i).

“Primary Distributor” will mean that all SFM Stores will purchase [***] Products in the Primary Distributor Product Categories from KeHE.

“Primary Distributor Product Categories” will have the meaning set forth in Section 1.4(b).

“Private Label Products” will mean Products that are labeled with an SFM trademark or whose labels are controlled by SFM and sold exclusively by SFM. Except as otherwise set forth in the Agreement, Products will include Private Label Products.

“Products” will mean all products purchased by SFM from third-party distributors or that are self-distributed by SFM for the following categories: grocery, frozen, dairy, bulk, deli, bakery, meat, seafood, vitamins and supplements, and health & beauty, excluding any products purchased by SFM from a manufacturer for Direct Store Delivery.

[***]

“Projected Annual Purchases” will have the meaning set forth in Section 1.4(e).

“Proposition 65” will have the meaning set forth in Section 12.3(a).

“Purchase” or “Purchases” will mean the dollar value of purchases of Product made by SFM under this Agreement [***].
[***]

“Recalled Product” will mean the act of taking products off the market because (a) there is reason to believe such products may cause consumers to become ill; (b) the products have been mislabeled; or (c) the product does not meet quality standards.

[***]

“Services” will mean all the services provided by KeHE to SFM set forth in the Agreement, including, but not limited to, those set forth in Sections 2 and 4.2 of the Agreement.

“SFM” will have the meaning set forth in the preamble.

“SFM Data” will mean all data and information regarding SFM and the SFM Stores, including data relating to SFM’s purchases of Products (a) submitted to KeHE by or on behalf of SFM or any SFM Store, (b) obtained, developed or produced by or on behalf of KeHE or KeHE personnel in connection with this Agreement, or (c) to which KeHE or KeHE personnel have access in connection with the provision of the Services.

“SFM Indemnitees” will have the meaning set forth in Section 12.3(a).

[***]

[***]

[***]

“SFM-Sourced Products” will have the mean set forth in Section 12.3(b)(i).

“SFM Stores” will have the meaning set forth in the Recitals.

[***]

[***]

“SFTP” or “Secure File Transfer Protocol” will mean a secure protocol that provides data encryption using the SSH protocol over the internet.

“SKU” will mean stock keeping unit.

[***]

“Split Orders” will mean the orders placed by SFM Stores to KeHE, which KeHE may split into multiple deliveries, as determined by KeHE through ordinary course of business, when order volume or other factors may require it.

“Standards” will have the meaning set forth in Exhibit G.

[***]

“Term” will have the meaning set forth in Section 1.1.

“Transition Period” will have the meaning set forth in Section 10.3.

“TTM” will mean trailing twelve (12) months.

[***]

[***]

“USEIA” or “U.S. Energy Information Administration” will mean the governmental entity that publishes diesel fuel prices in the United States.

[***]

[***]

[***]

[***]

“Visiting Vendor Employee Agreement” will have the meaning set forth in Section 2.1.

Distribution Agreement – List of Exhibits

EXHIBIT A – [***]
EXHIBIT B – Transportation
EXHIBIT C – Business Model Assumptions
EXHIBIT D – KeHE Distribution Centers
EXHIBIT E – [***]
EXHIBIT F – Code Life Standards
EXHIBIT G – Service Level Agreement
EXHIBIT H – Representations, Warranties and Covenants
EXHIBIT I – Vendor Standards

EXHIBIT A – [***]

This [***] sets forth the policy addressing Products that are damaged at the time of delivery, short-shipped Products, and mis-picked Products (“Non-Conforming Products”). [***].
Audit and Audit Errors: An audit will be conducted [***] of a sample size of Net Purchases made by Product temp class (i.e., Dry, Refrigerated, Frozen, Each Pick, etc.), [***] (the “Audit Sample”). [***]. Such audits occur as agreed upon by the Parties at the KeHE DC and SFM Stores. The errors identified in the sample size (“Audit Errors”) may be expressed as a monetary value (“Error Value”) or expressed as a percentage of the Audit Sample (“Audit Error Percentage”), subject to adjustment as set forth below. An example of this is set forth in Example 1 below.

EXAMPLE 1

Audit Errors include the following:
•Mispicks on APL – an item is received on the order that was not ordered, is not on the invoice and is part of the APL (pick tag/invoiced item does not match product received)
•Mispicks not on APL – an item is received on the order that was not ordered, is not on the invoice and is not part of the APL (pick tag/invoiced item does not match product received)
•Shortage - an item that was ordered is on the invoice but missing from the order
•Damaged - an item is received on the order that is damaged, either partially or in whole, and is on the invoice
•Warehouse pick labels are allowed on all cases/packages, including where the shipping case is also the consumer package (i.e., no outer case) and are not considered damaged with the following exception: If the warehouse pick label obscures the UPC or ingredient panel and, if removed, destroys the UPC or ingredient panel
•Overages on APL - a larger quantity of an item than invoiced or an item not invoiced is received and is part of the APL
•Overages not on APL - a larger quantity of an item than invoiced or an item not invoiced is received and is not part of the APL

The Error Value and, thus, the resulting Audit Error Percentage, will be adjusted depending on the type of Audit Error on a weighted basis as follows [***]

An example of adjustment to the Error Value, corresponding Audit Error Percentage, and the resulting [***] is set forth below in Example 2.
EXAMPLE 2

[***]
Example 3

[***]
[***]: Audit results utilized to determine the [***] will adhere to these guidelines, unless noted otherwise in the Agreement. [***]

[***]
Note: Customer returns will be charged back to Vendors, subject to Section 2.4(c) of the Agreement.
[***]

[***]. The Parties agree to work together to define [***] on mutually agreeable ongoing terms. [***], provided that doing so is mutually and equally beneficial to both Parties from an overall operational and financial standpoint and geared towards improving the accuracy and quality of deliveries (i.e., reduce number of Non-Conforming Products).

EXHIBIT B – Transportation

Fuel Surcharge: The Mark-Ups set forth in Section 3 of this Agreement are based upon the Fuel Surcharge table, below, and assume a fuel cost of [***]. For each delivery of Products to SFM Stores, KeHE may add a fuel surcharge if KeHE’s cost of diesel fuel per gallon is equal to or greater than [***]. Every increase of [***] in fuel cost translates to approximately a [***] surcharge, which will be applied to each delivery, as depicted below.
[***]

The cost of diesel fuel per gallon will be calculated using the diesel fuel prices from the U.S. Energy Information Administration (“USEIA”) posted here:
https://www.eia.gov/dnav/pet/pet_pri_gnd_a_epm0_pte_dpgal_w.htm.

In the event the cost of diesel fuel, as published by the USEIA, exceeds [***], the surcharge tiers in the chart, above, will [***].

The cost of diesel fuel per gallon (and corresponding fuel surcharge) will be determined for each individual SFM Store, based on the SFM Store location using [***]

EXHIBIT C – Business Model Assumptions

•Assumptions examples include [***].
[***]
•The following Assumptions may change annually upon mutual agreement of the Parties, based on [***]:

[***]

•Pricing model incorporates [***].

•The Parties agree to work in good faith to review any [***].

•If either party takes any action that materially impacts [***], the Parties will work in good faith to resolve such impact, which may include [***].

[***]

EXHIBIT D – KeHE Distribution Centers

Chino, California (CHN)
16081 Fern Avenue
Chino, CA 91710

North East (EMD)
585 Principio Parkway West
North East, MD 21901

Miami (MIA)
4020 West 104th Street
Hialeah, FL 33018

Dallas (DFW)
4450 Logistics drive
Dallas, TX 75241

Stockton, California (NCA)
4650 Newcastle Road
Stockton, CA 95215

Aurora, Colorado (AUR)
2200 N. Himalaya Rd.
Aurora, CO  80011

Douglasville, Georgia (DGV)
1851 Riverside Avenue
Douglasville, GA 30135

Goodyear, Arizona (PHX)
17510 W. Thomas Road
Goodyear, AZ 85395

EXHIBIT E – [***]

[***]

[***]

EXHIBIT F – Code Life Standards

KeHE agrees that, as to every Product provided to SFM pursuant to this Agreement (including Private Label Product), not less than the following specified periods of time will be remaining between the date of the delivery of the Product to the SFM Store and the Code Date specified on the Product (the “Code Life”):
[***]
Specific Vendor shelf-life guarantees will dictate the pull date established. The category examples provided above are meant as a guideline to establish expectations, but ultimately, the guaranteed shelf life provided from the Vendor will dictate the minimum provided to SFM.
The Code Life may be modified, based on logistics and manufacturers’ limitations. All exceptions must be specific in writing from the manufacturer and approved by SFM and KeHE.
SFM may reject products if the products delivered are not within the Code Life (i.e., short-coded product). [***].

The Parties will periodically review the Code Dates above in good faith from time to time and discuss any mutually agreeable changes, taking into account KeHE enterprise standards and whether Products are arriving at the SFM Stores within, or close to, the Code Dates.

EXHIBIT G – Service Level Agreement

The following agreed upon service levels will be in addition to any other service levels set forth in the Agreement and its corresponding exhibits:

Quality Control. All Products will be handled in accordance with the Vendor’s specifications or instructions, if any, and following good distribution practices (the “Standards”), while such Products are in the possession of KeHE. Upon receipt by KeHE, KeHE shall inspect Product dates and the quality and integrity of such Products for conformance to the Standards. If any inspection performed hereunder indicates a failure to conform to the Vendor’s specifications or any other quality requirements, KeHE shall not deliver the Products from such shipments, without the express written consent of SFM, which consent may be granted or withheld in SFM’s sole discretion.

Acceptance. [***], all deliveries of Products by KeHE are subject to SFM’s acceptance of such Products per SFM’s receiving policy. SFM may [***].

Recalls. KeHE agrees that it has and will maintain a reliable recall system and policies in place, including appropriate tracking, coding, and accounting systems for all Products. KeHE will promptly pass along the existence of formal communications from Vendors regarding product recalls. The Parties will cooperate with one another in documenting the quantity of product destroyed, withdrawn or otherwise removed, as a result of a recall. [***]. In the event such recall results from the storage or handling of the Recalled Product by KeHE or KeHE agents, KeHE shall be responsible for reasonable documented out-of-pocket expenses of such recall. KeHE shall promptly respond to SFM inquiries and communications regarding Product recalls.

Merchandising Support. KeHE will provide SFM with [***] to provide merchandising support.

Disaster Recovery and Business Continuity. KeHE has and will maintain during the Term a business continuity plan (“BCP”) and disaster recovery plan (“DRP”) for each DC in place, to ensure SFM an effective and efficient continuity of Product supply. KeHE shall provide a copy of its BCPs and DRPs to SFM, as reasonably requested from time to time. KeHE shall notify SFM of any material change or modification in the BCP and DRP; and (b) no more than once per year and at the request of SFM, upon not less than 30 days’ advance notice, participate in a walk-through of KeHE’s BCPs and DRPs with SFM. KeHE shall test, at KeHE’s expense, each BCP and DRP no less than once per year and promptly upon completing each test provide a copy of the test results to SFM. If SFM, acting reasonably, considers there to be a deficiency in the test results, KeHE agrees to work with SFM to fix the deficiency. The BCP and DRP will include, without limitation, the actions that KeHE will take in the event the distribution environment and/or KeHE’s DCs are subject to a Force Majeure event, its computer network experiences a network disruption or security breach or other unforeseen circumstances. The Parties shall, [***], conduct a Business Impact Analysis (“BIA”) covering the Parties’ critical distribution processes and key dependencies, and develop a roadmap to address identified gaps. KeHE and SFM will collaborate to develop and maintain SFM-specific continuity playbooks designed to continue distribution to SFM Stores in the event of an interruption, including but not limited to a cybersecurity incident, technology outage, or Force Majeure event. [***].

EXHIBIT H – Representations, Warranties and Covenants

KeHE and SFM make the following representations and warranties to and for the benefit of the other Party, its successors and permitted assigns:

(A)Organization. KeHE and SFM are both limited liability companies, which are duly organized, validly existing, and in good standing under the laws of the State of Delaware. Each Party has full power and authority to own, lease and operate its business. Each Party is duly licensed, qualified to do business, and in good standing in the states where its business requires it to be so licensed and qualified.
(B)Authorization. KeHE and SFM have all necessary power and authority, and have taken all action necessary, to enter into this Agreement, to consummate the transactions contemplated hereby, and to perform their obligations hereunder.
(C)Compliance with Law. Neither KeHE nor SFM have received any written notification, alleging any existing material violation of, and to the best of their knowledge, they are not in material violation of, any applicable law, statute, rule, regulation, ordinance, code, order, license, permit or authorization.
(D)Litigation and Proceedings. There are no material actions, suits or proceedings pending or, to the best the Parties’ knowledge, threatened against either, at law or in equity, or before or by any governmental authority or before any arbitrator of any kind, which would have a material adverse effect on KeHE's ability to perform its obligations hereunder.
(E)Data Security. Each Party has industry standard information technology security safeguards in place, to protect the confidentiality of the other Party’s Data, as contained in each respective Party’s computer systems. The Parties each have, or are in the process of implementing, a disaster recovery program in place to ensure that, in the event of a catastrophic destruction of any portion of such Party’s computer systems, wherever located, such Party has standard systems in place to recover all necessary data to continue to perform its obligations hereunder.

KeHE agrees as follows:
(F)Title. Upon delivery of Products to SFM Stores, [***]. Upon SFM’s purchase of Products, the Products will be free of any liens, claims or other encumbrances.

(G)Organic Certification. To the extent required for handling of organic foods, KeHE will have adequate processes and systems in place to fully comply with requirements for handling of organic Products under the National Organic Standards as promulgated by the USDA and as such applies to KeHE as a handler of organic foods.

(H)[***]

[***]

EXHIBIT I – Vendor Standards

As of the Effective Date, KeHE shall use best efforts, to require each new Vendor to execute KeHE’s standard Hold Harmless Agreement and Guarantee/Warranty of Product (“KeHE’s Hold Harmless Agreement”), a copy of which is included below. To the extent any Vendor does not sign KeHE’s Hold Harmless Agreement after using best efforts, the Parties will work together in good faith to obtain Vendor’s signature and will handle exceptions on a case-by-case basis through ordinary course of business. Additionally, the Parties shall work in good faith on a reasonable timeline to obtain KeHE’s Hold Harmless Agreement from existing Vendors and procure certifications from Vendors regarding the following:

1)    All Products are manufactured, packaged, labeled, packed, shipped and invoiced in compliance with the applicable requirements of federal, state and local laws, regulations, ordinances and administrative orders and rules of the United States and all other countries in which the Product is manufactured and that all required labeling is affixed to Products and passed on to KeHE or its customers;

2) All Products are (a) not adulterated or misbranded within the meaning of the Federal Food, Drug and Cosmetic Act, as amended, and regulations adopted thereunder (the “FD&C Act”); (b) not articles that are prohibited, under the FD&C Act or any successor thereto, from being introduced into interstate commerce; (c) not prohibited under any public health, safety or environmental laws, or any other laws, regulations or ordinances of any state or other government authority that are applicable to such shipment or delivery; (d) merchantable and fit for the purposes for which like products are used, and will pass without objection in trade; and (e) compliant with all applicable provisions of the Meat Inspection Act, Poultry Product Inspection and/or Egg Product Inspection Act, including all applicable rules and regulations adopted thereunder.

3) If applicable, all advertising and promotional materials developed or provided by Vendor, for any Product, will comply with all applicable requirements of federal, state and local laws, regulations, ordinances and administrative orders and rules of the United States and all other countries in which the Vendor does business, including, without limitation, and if applicable, those promulgated by the U.S. Food and Drug Administration, the U.S. Department of Agriculture, the U.S. Federal Trade Commission, and the Environmental Protection Agency;

4) Vendor (a) verifies its product supply chains, to evaluate and address risks of human trafficking and slavery (and will disclose to KeHE whether a third party conducted the evaluation for Vendor); (b) audits its own Vendors to evaluate compliance with Vendor’s company standards (and will specify to KeHE whether the audits are independent and unannounced); (c) requires its direct vendors to certify that the products they provide to Vendor comply with the laws of the country in which the vendor does business; (d) maintains internal accountability standards for employees and contractors, concerning human trafficking and slavery; (e) ensures that Vendor employees and management responsible for supply chain management are trained to identify human trafficking and slavery and how to mitigate risks within supply chains;

5) Vendor and all employees and agents involved in the manufacturing, processing or delivery of the Products will strictly adhere to all applicable federal, state and local laws, regulations and prohibitions of the United States, its territories and all countries in which the Product is produced, with respect to the operation of their production facilities and their other business and labor practices, including, but not limited to, the California Transparency in Supply Chains Act of 2010, and comply with existing local and federal laws regarding slavery and human trafficking in the country or countries in which KeHE’s business with Vendor is being conducted; and

6) All intellectual property or proprietary rights used by Vendor, in connection with the Products, are owned by Vendor or Vendor has been properly authorized to use such rights, in connection with the

Products, and to sell the Products that incorporate such proprietary rights to KeHE for use or further resale.

7) Vendor manufactures or causes Product to be manufactured in facilities with a Hazards Analysis and Critical Control Points (HACCP) plan and/or carries out annual third-party audits by a certified food safety auditing company, preferably aligned with GFSI recognized standards or at least cGMP although the Parties recognize many smaller Vendors do not maintain GFSI certification, to ensure food safety protocols are being followed, which will be available upon request.

KeHE and SFM agree to work, in good faith, on a Vendor-by-Vendor basis, and on a mutually agreed, reasonable timeline, to require Vendors to provide the above certifications.

KeHE

KeHE Distributors, LLC Hold Harmless Agreement Rev. 2024

Hold Harmless Agreement and Guarantee/Warranty of Product

The undersigned person or entity ("Seller"), for value to be received from purchases by Buyer (as defined below), hereby agrees:

1. **Warranty.** The articles contained in any shipment or delivery made by Seller, its subsidiaries or affiliates (a "Product") made to or on the order of KeHE Distributors, LLC, its parents, subsidiaries, or affiliates (collectively referred to as "Buyer") are hereby guaranteed, as of the date of such shipment or delivery: (a) to not be adulterated or misbranded within the meaning of the Federal Food, Drug and Cosmetic Act, as amended, and in effect at the time of such shipment or delivery (the "Act") or within the meaning of any applicable federal, state or municipal law, rule, regulation, or ordinance; (b) to not be an article which cannot be introduced into interstate commerce under the provisions of the Act; (c) to be in compliance with all federal, state, and local laws, rules, and regulations applicable to the Product and to the manufacture, labeling, packaging, sale, shipment, and delivery of the Product, including, without limitation, laws pertaining to human trafficking, slavery and child labor, such as California's Transparency in Supply Chains Act of 2010, and all consumer safety, labeling and disclosure laws and regulations, such as PFAS laws, California's Safe Drinking Water and Toxic Enforcement Act of 1986, Health and Safety Code Section 25249.5 ("Proposition 65"); and (d) to be merchantable and will pass without objection in trade. Seller represents and warrants that: (i) all intellectual property or proprietary rights used by Seller in connection with the Products are owned by Seller, or Seller has been properly authorized to use such rights in connection with the Products and to sell the Products that incorporate such proprietary rights to Buyer for use or further resale; (ii) if applicable, all labeling, advertising, and promotional materials developed or provided by Seller will comply with all applicable requirements of federal, state, and local laws, regulations, ordinances, and administrative orders of the U.S. and all other countries in which the Vendor does business; (iii) Seller shall inform Buyer if a Product requires a warning under Proposition 65.

2. **Certification.** Seller hereby certifies: (i) each Product shall be manufactured following current good manufacturing practices and in accordance with standards at least as high as current industry standards; (ii) each facility at which the Product is manufactured ("Facility") meets all applicable legal and regulatory requirements, including, but not limited to, facility operational permit(s) and registrations, CGMP and Preventive Controls, food safety plans (HACCP, HARPC, as applicable), food safety defense plans and site security, pest control, allergen management, crisis management, sanitation management, recall and traceability plans; (iii) each Facility shall maintain a training program that clearly identifies and documents the plans and programs specified herein; and (iv) a third-party audit of each Facility shall be conducted annually by an approved and accredited audit company. If applicable, Seller certifies that each Product shall be formulated consistent with the specification sheets provided to Buyer in all material respects as of the date hereof and as of the date of shipment of each Product made to or on the order of Buyer.

3. **Indemnity.** Seller agrees to defend, indemnify and hold harmless Buyer and its subsidiaries, affiliates, employees, officers, directors, and customers (individually, an "Indemnitee") from all actions, demands, threats, notices of violation, suits, claims and proceedings ("Claims") and any judgments, liabilities, settlement awards, fees, damages, fines, costs, and expenses (including reasonable attorney's fees): (a) Brought or commenced by federal, state, or local governmental authorities or any third party against any Indemnitee alleging that any Product sold by Seller to, or on the order of, Buyer did not meet the guarantee and warranties, or any portion thereof, set forth in Paragraph 1, or arising from any alleged inaccuracy in any certification set forth in Paragraph 2; (b) Brought or commenced by any person or entity against any Indemnitee for the recovery of damages for the injury, illness, and/or death of any person or damage to property as a result of (i) the delivery, sale, resale, labeling, use, or consumption of any Product; or (ii) the negligent acts or omissions of Seller or its employees, agents, or contractors; provided, however, that Seller's indemnification obligations hereunder shall not apply to the extent that any Claims are caused by the negligence or intentional misconduct of Buyer or its employees, agents, or contractors; or (c) Brought or commenced by any person or entity against any Indemnitee alleging that any Product or advertisements, labels, certifications, configuration, point of purchase displays, and other items supplied by Seller to Buyer implicate or infringe upon a copyright, slogan, trademark, trade dress, patent, right of privacy, right of publicity, name, likeness, or any other intellectual property right, including, but not limited to, rights arising under common law and statutory unfair competition laws. Seller's indemnity obligations herein shall survive the termination of the distribution relationship between the parties.

4. **Insurance.** Seller agrees to maintain in effect insurance coverage with reputable insurance companies (having at least an "A" or better Financial Strength Rating according to the latest A.M. Best Report) licensed to do business in the jurisdictions in which the Products are to be distributed under forms of policies reasonably acceptable to Buyer covering workers' compensation and employers' liability, automotive liability, commercial general liability, including product liability and excess liability, all with such limits as are sufficient in Buyer's reasonable judgment to protect Seller and Buyer from the liabilities insured against by such coverage, provided that Seller's commercial general liability insurance shall be in the amount of at least $2,000,000 per occurrence and in the aggregate for all items; provided, in the event Seller sells any vitamins, minerals, herbs, hemp-derived products, nutritional supplements, seafood, or meats (including, but not limited to, beef, pork, poultry, lamb or deli meats), such limits shall be at least $5,000,000 per occurrence. Seller may satisfy these requirements through a combination of primary and umbrella policies. Buyer may request additional insurance if required by Buyer's customers. Seller shall designate Buyer as an additional insured under the commercial general liability policy and provide Buyer with certificates evidencing the above-referenced coverages, upon execution of this Agreement and prior to each renewal of such policies. Such policies shall require that all insureds be given at least thirty (30) days' written notice prior to any cancellation or material modification of such policies.

This Agreement is continuing and shall be in full force and effect and shall be binding upon Seller with respect to each and every Product shipped or delivered to Buyer by the Seller.

____
Print Company Name

Date:______________________________
(Month) **(Day)** **(Year)**

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Signature of Authorized Official of Seller

Address for Notices: ______________________________

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